Exhibit 99.1
VIA FACSIMILE
October 24, 2005
JPMorgan Chase Bank, N.A., as Collateral Agent
270 Park Avenue
New York, NY 10017
Attention: David Mallett, Shari Stern
Export Development Canada
151 O’Connor Street
Ottawa, Ontario K1A 1K3
Canada
Attention: Howard Clysdale
Dear Sirs/Mesdames,
Re: Termination of Nortel Security Agreements
Reference is made to (i) the Canadian Guarantee and Security Agreement among Nortel Networks Limited (“NNL”), Nortel Networks Inc. (“NNI”), the Subsidiary Guarantors party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Canadian Security Agreement”), (ii) the U.S. Guarantee and Security Agreement among NNL, NNI, the Subsidiaries party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “U.S. Security Agreement” and together with the Canadian Security Agreement, the “Security Agreements”), (iii) the Foreign Subsidiary Guarantee between Nortel Networks (Ireland) Limited (“Nortel Ireland”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Ireland Guarantee”), (iv) the Foreign Subsidiary Guarantee between Nortel Networks UK Limited (“Nortel UK”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “UK Guarantee”), (v) the Foreign Subsidiary Guarantee between Nortel Networks (Asia) Limited (“Nortel Asia”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Asia Guarantee” and together with the Ireland Guarantee and the UK Guarantee, the “Guarantees”), (vi) the Leasehold Deed to Secure Debt, Assignment of Leases and Rents, Security Agreement and Financing Statement between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “Georgia Mortgage”), (vii) the Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing between NNI and JPMorgan Chase

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.2

Bank, N.A., as Collateral Agent, dated as of April 4, 2002, as amended December 12, 2002 (the “North Carolina Mortgage” and, together with the Georgia Mortgage, the “U.S. Mortgages”), (viii) the Deed of Hypothec and Issue of Bonds between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNL Hypothec”), (ix) the Deed of Hypothec and Issue of Bonds between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNI Hypothec”), (x) the Deed of Immovable Hypothec between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated February 18, 2002 (the “NNL Immovable Hypothec”), (xi) the Pledge Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNL Pledge”), (xii) the Pledge Agreement between NNI and JPMorgan Chase Bank, N.A., as Collateral Agent, dated January 31, 2002 (the “NNI Pledge” and, together with the NNL Hypothec, the NNI Hypothec, the NNL Immovable Hypothec and the NNL Pledge, the “Hypothecs”), (xiii) the 25% Demand Bond bearing certificate No. 01 issued, subject to the terms and conditions of the NNL Hypothec, by NNL to JPMorgan Chase Bank, N.A. on January 31, 2002 for a total principal nominal value of CDN$16,000,000,000 (the “NNL Bond”), (xiv) the 25% Demand Bond bearing certificate No. 01 issued, subject to the terms and conditions of the NNI Hypothec, by NNI to JPMorgan Chase Bank, N.A. on January 31, 2002 for a total principal nominal value of CDN$16,000,000,000 (the “NNI Bond” and, together with the NNL Bond, the “Bonds”), (xv) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002 in favour of JPMorgan Chase Bank, N.A. in respect of the 4401 Westwinds Drive N.E., Calgary Alberta property (the “Calgary Mortgage”), (xvi) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, in favour of JPMorgan Chase Bank, N.A. in respect of the 8200 Dixie Road, Brampton, Ontario property (the “Brampton Mortgage”), (xvii) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by Nortel Networks Technology Corporation (“NNTC”) in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, granted by NNTC in favour of JPMorgan Chase Bank, N.A. in respect of the 3500 Carling Avenue, Ottawa, Ontario owned property (the “Carling-Owned Mortgage”), (xviii) the Demand Debenture and Debenture Delivery Agreement, each dated February 18, 2002, granted by NNL in favour of J.P. Morgan Bank Canada, as amended by the First Supplemental Debenture and Restated Debenture Delivery Agreement, each dated as of December 12, 2002, in favour of JPMorgan Chase Bank, N.A. in respect of the 3500 Carling Avenue, Ottawa, Ontario leased property (the “Carling-Leased Mortgage” and, together with the Calgary Mortgage, the Brampton Mortgage, the Carling-Owned Mortgage, the Hypothecs and the Bonds, the “Canadian Mortgages”), (xix) the Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “2002 Trademark Agreement”), (xx) the Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Col lateral Agent, dated as of October 31, 2003 (the “2003 Trademark Agreement”), (xxi) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.3

as of April 4, 2002 (the “2002 Patent Agreement”), (xxii) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of October 31, 2003 (the “2003 Patent Agreement”), (xxiii) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 30, 2004 (the “2004 Patent Agreement”), (xxiv) the Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 29, 2005 (the “2005 Patent Agreement”), (xxv) the Patent Security Agreement between Nortel Networks Optical Components Inc. (“NNOC”) and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “NNOC Patent Agreement” and together with the 2002 Trademark Agreement, the 2003 Trademark Agreement, the 2002 Patent Agreement, the 2003 Patent Agreement, the 2004 Patent Agreement and the 2005 Patent Agreement, the “U.S. IP Agreements”), (xxvi) the Canadian Patent Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Patent Agreement”), (xxvii) the Canadian Trademark Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Trademark Agreement”), and (xxviii) the Canadian Industrial Design Security Agreement between NNL and JPMorgan Chase Bank, N.A., as Collateral Agent, dated as of April 4, 2002 (the “Canadian Design Agreement” and together with the Canadian Patent Agreement and the Canadian Trademark Agreement, the “Canadian IP Agreements”). We refer herein to the Security Agreements, the Guarantees, the U.S. Mortgages, the Canadian Mortgages, the U.S. IP Agreements and the Canadian IP Agreements collectively as the “Agreements”. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Security Agreements.
We hereby request that the Collateral Agent irrevocably terminate, release and discharge all of the Liens created under the Agreements and the other Security Documents and irrevocably release, discharge, surrender, reconvey and quit claim unto each applicable Lien Grantor all of the Total Collateral mortgaged, charged, hypothecated, assigned, transferred, pledged, granted, conveyed, ceded, demised or set over to or in favour of the Collateral Agent and the Secured Parties, their successors and assigns, by each Lien Grantor, in each case, pursuant to Section 20(h)(ii) of the U.S. Security Agreement and Section 19(h)(ii) of the Canadian Security Agreement and request EDC to consent to such irrevocable terminations, releases, discharges, surrenders, reconveyances and quit claims. In addition, subject to the continuation of the obligations under Sections 16, 18, 19 and 20(i) of the U.S. Security Agreement and Sections 15, 17, 18 and 19(i) of the Canadian Security Agreement and of any comparable obligations under any of the other Agreements and Security Documents, which obligations are not to be terminated or released, we hereby request that EDC, as the sole Required Secured Bank, instruct the Collateral Agent to (and, in each case, consent to the same): (A) terminate (i) the U.S. Security Agreement pursuant to Section 26 thereof, (ii) the Canadian Security Agreement pursuant to Section 25 thereof, (iii) the Ireland Guarantee pursuant to Section 14 thereof, (iv) the UK Guarantee pursuant to Section 14 thereof, (v) the Asia Guarantee pursuant to Section 14 thereof, (vi) the Georgia Mortgage pursuant to Section 7.04 thereof, (vii) the North Carolina Mortgage pursuant to Section 7.04 thereof, (viii) the Hypothecs, (ix) any control agreements with respect to accounts and constituting part of the Total Collateral to which the Collateral Agent is party (each,

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.4

a “Control Agreement”), (x) the 2002 Trademark Agreement pursuant to Section 26 of the U.S. Security Agreement, (xi) the 2003 Trademark Agreement pursuant to Section 26 of the U.S. Security Agreement, (xii) the 2002 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xiii) the 2003 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xiv) the 2004 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xv) the 2005 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xvi) the NNOC Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xvii) the Canadian Patent Agreement pursuant to Section 25 of the Canadian Security Agreement, (xviii) the Canadian Trademark Agreement pursuant to Section 25 of the Canadian Security Agreement, (xix) the Canadian Design Agreement pursuant to Section 25 of the Canadian Security Agreement, and (xx) any other Security Documents, and (B) cancel, release and discharge (i) the Calgary Mortgage pursuant to Section 24 thereof, (ii) the Brampton Mortgage pursuant to Section 24 thereof, (iii) the Carling-Owned Mortgage pursuant to Section 24 thereof, (iv) the Carling-Leased Mortgage pursuant to Section 24 thereof, and (v) the Bonds.
     We hereby request that the Collateral Agent, at the expense of the relevant Lien Grantor, promptly (i) execute and deliver financing change statements, discharges of mortgages, acknowledgements and directions for electronic registration and such other appropriate releases or discharges of security, for filing in those jurisdictions where the Collateral Agent has registered a security interest, hypothec, mortgage or charge in any of the Total Collateral and as are required in order to effect or evidence the terminations, releases and discharges of the Liens referred to herein, and (ii) execute and deliver to the relevant Lien Grantor, at the expense of such Lien Grantor, any other documents and take such further actions (or cause to have such actions taken) as such Lien Grantor shall reasonably request to effect or evidence the termination, release and discharge of any Lien of the Collateral Agent in any portion of the Total Collateral or the release and discharge of any portion of the Total Collateral, and (iii) deliver to such Lien Grantor any documents or instruments, including without limitation stock certificates, stock transfer powers of attorney, promissory notes and the Bonds, evidencing released Collateral, all pursuant to Section 20(i) of the U.S. Security Agreement or Section 19(i) of the Canadian Security Agreement, as applicable. We hereby request that the Collateral Agent, at the expense of the relevant Lien Grantor, notify any bank or other institution that has executed a Control Agreement currently in effect: (i) of the termination of such Control Agreement, and (ii) that the Secured Parties have no further rights with respect to the accounts subject to such Control Agreement.
     We hereby represent to each of the Collateral Agent and EDC that each action to which we are herein requesting EDC’s consent and/or instruction does not contravene the terms of, or result in the breach of, the Agreements, the other Security Documents or the Indentures (as such term is defined in the Security Agreements).
     Notwithstanding anything herein to the contrary, the Collateral Agent makes no representation as to the validity or adequacy of the agreements, instruments and releases to be delivered by the Collateral Agent pursuant to this letter for purposes of releasing any or all of the

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.5

Total Collateral from, or terminating, the Liens created under the Agreements and the other Security Documents. The Lien Grantors and EDC hereby waive, release and forever discharge the Collateral Agent, each of its affiliates, and each of the officers, directors, employees and agents (collectively, the “Releasees”), from any and all claims, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which Lien Grantors or EDC ever had, now have or might hereafter have against any such Releasee which relates, directly or indirectly, to the Agreements or any other Security Document or to any acts or omissions of any such Releasee with respect to the provisions of the Agreements or the provisions of any other Security Document; provided, however, that this waiver, release and discharge shall not extend to the obligations of the Collateral Agent under this letter, to the obligations under Sections 16, 18, 19 and 20(i) of the U.S. Security Agreement and Sections 15, 17, 18 and 19(i) of the Canadian Security Agreement and of any comparable obligations under any of the other Agreements and Security Documents or to any claim, demand, obligation, liability, cause of action, damage, loss, cost or expense arising from the Collateral Agent’s gross negligence or willful misconduct.

NORTEL NETWORKS LIMITED
By:

Name:

Title:

By:

Name:

Title:

NORTEL NETWORKS INC.
By:

Name:

Title:

NORTEL NETWORKS HPOCS INC.
By:

Name:

Title:

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.6

NORTEL NETWORKS OPTICAL COMPONENTS INC.
By:

Name:

Title:

NORTEL NETWORKS U.S. FINANCE INC.
By:

Name:

Title:

NORTEL NETWORKS CAPITAL CORPORATION
By:

Name:

Title:

QTERA CORPORATION
By:

Name:

Title:

NORTHERN TELECOM INTERNATIONAL INC.
By:

Name:

Title:

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.7

NORTEL NETWORKS (CALA) INC.
By:

Name:

Title:

NORTEL NETWORKS (ASIA) LIMITED
By:

Name:

Title:

NORTEL NETWORKS (IRELAND) LIMITED
By:

Name:

Title:

NORTEL NETWORKS UK LIMITED
By:

Name:

Title:

1328556 ONTARIO INC.
By:

Name:

Title:

NORTEL COMMUNICATIONS INC.
By:

Name:

Title:

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.8

NORTEL NETWORKS GLOBAL CORPORATION
By:

Name:

Title:

NORTEL NETWORKS INTERNATIONAL CORPORATION
By:

Name:

Title:

NORTEL NETWORKS TECHNOLOGY CORPORATION
By:

Name:

Title:

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.9

The Collateral Agent hereby (1) acknowledges the foregoing, (2) agrees to the terminations, cancellations, releases and discharges described in this letter, and (3) agrees to comply with the requests made by the Lien Grantors and the other NNL Subsidiaries in this letter and with the instructions from EDC specified in clauses (4) and (5) below.

JPMORGAN CHASE BANK, N.A., as Collateral Agent
By:
Name:
Title:

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.10

EDC hereby (1) acknowledges receipt of the foregoing, (2) consents to the release of the Total Collateral from the Liens created by the Agreements and the other Security Documents and to the terminations, cancellations, releases and discharges requested by the Lien Grantors and the other NNL Subsidiaries in this letter, (3) agrees to the final paragraph of this letter, and (4) instructs the Collateral Agent to irrevocably terminate, release and discharge all of the Liens created under the Agreements and the other Security Documents and to irrevocably release, discharge, surrender, reconvey and quit claim unto each applicable Lien Grantor all of the Total Collateral mortgaged, charged, hypothecated, assigned, transferred, pledged, granted, conveyed, ceded, demised or set over to or in favour of the Collateral Agent and the Secured Parties, their successors and assigns, by each Lien Grantor, in each case, pursuant to Section 20(h)(ii) of the U.S. Security Agreement and Section 19(h)(ii) of the Canadian Security Agreement.
In addition, as the sole Required Secured Bank, EDC hereby instructs the Collateral Agent, subject to the continuation of the obligations under Sections 16, 18, 19 and 20(i) of the U.S. Security Agreement and Sections 15, 17, 18 and 19(i) of the Canadian Security Agreement and of any comparable obligations under any of the other Agreements and Security Documents, which obligations are not to be terminated or released, to: (A) terminate (i) the U.S. Security Agreement pursuant to Section 26 thereof, (ii) the Canadian Security Agreement pursuant to Section 25 thereof, (iii) the Ireland Guarantee pursuant to Section 14 thereof, (iv) the UK Guarantee pursuant to Section 14 thereof, (v) the Asia Guarantee pursuant to Section 14 thereof, (vi) the Georgia Mortgage pursuant to Section 7.04 thereof, (vii) the North Carolina Mortgage pursuant to Section 7.04 thereof, (viii) the Hypothecs, (ix) any control agreements with respect to accounts and constituting part of the Total Collateral to which the Collateral Agent is party, (x) the 2002 Trademark Agreement pursuant to Section 26 of the U.S. Security Agreement, (xi) the 2003 Trademark Agreement pursuant to Section 26 of the U.S. Security Agreement, (xii) the 2002 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xiii) the 2003 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xiv) the 2004 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xv) the 2005 Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xvi) the NNOC Patent Agreement pursuant to Section 26 of the U.S. Security Agreement, (xvii) the Canadian Patent Agreement pursuant to Section 25 of the Canadian Security Agreement, (xviii) the Canadian Trademark Agreement pursuant to Section 25 of the Canadian Security Agreement, (xix) the Canadian Design Agreement pursuant to Section 25 of the Canadian Security Agreement, and (xx) any other Security Documents, and (B) cancel, release and discharge (i) the Calgary Mortgage pursuant to Section 24 thereof, (ii) the Brampton Mortgage pursuant to Section 24 thereof, (iii) the Carling-Owned Mortgage pursuant to Section 24 thereof, (iv) the Carling-Leased Mortgage pursuant to Section 24 thereof, and (v) the Bonds, and EDC hereby consents to such terminations, cancellations, releases and discharges.

JPMorgan Chase Bank, N.A., as Collateral Agent October 24, 2005
p.11

EXPORT DEVELOPMENT CANADA
By:
Name:
Title:

By:
Name:
Title: